                                                                   EXHIBIT 10.04

[***] indicates the omission of confidential portions for which confidential treatment has been requested. Such confidential information has been filed separately with the Commission.

                               AMENDMENT NO. 3 TO
                              AMENDED AND RESTATED
                         RECEIVABLES PURCHASE AGREEMENT
                         AND CONFIRMATIONS OF TRANSFERS

            This AMENDMENT NO. 3 TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT AND CONFIRMATIONS OF TRANSFERS (this "AMENDMENT"), dated as of September 30, 2004, by and among Griffin Capital, LLC, a Nevada limited liability company ("GRIFFIN"), Cardinal Health Funding, LLC, a Nevada limited liability company ("FUNDING"), Griffin, as Servicer ("SERVICER"), each entity signatory hereto as a Conduit (each a "CONDUIT " and collectively, the "CONDUITS"), each entity signatory hereto as a Financial Institution (each a "FINANCIAL INSTITUTION" and, collectively with the Conduits, the "PURCHASERS"), each entity signatory hereto as a Managing Agent (each a "MANAGING AGENT " and collectively, the "MANAGING AGENTS") and Bank One, NA (Main Office Chicago) ("BANK ONE"), as the Agent (the "AGENT").

                                 R E C I T A L S

            Griffin and Funding have entered into that certain Amended and Restated Receivables Sale Agreement, dated as of May 21, 2004, as amended by the Omnibus Amendment thereto, dated as of August 18, 2004, and as further amended by the Omnibus Limited Waiver and Second Omnibus Amendment thereto, dated as of September 24, 2004 (as heretofore amended, the "SALE AGREEMENT").

            Funding, Servicer, the Purchasers, the Managing Agents and the Agent have entered into that certain Amended and Restated Receivables Purchase Agreement, dated as of May 21, 2004, as amended by the Omnibus Amendment, dated as of August 18, 2004, and as further amended by the Omnibus Limited Waiver and Second Omnibus Amendment thereto, dated as of September 24, 2004 (as heretofore amended, the "PURCHASE AGREEMENT").

            Funding, Servicer, the Purchasers, the Managing Agents and the Agent now desire to amend certain provisions of the Purchase Agreement upon the terms and subject to the conditions set forth herein to, among other things, increase the Purchase Limit under the Purchase Agreement from $500,000,000 to $800,000,000 and increase the aggregate amount of the Commitments under the Purchase Agreement from $510,000,000 to $816,000,000, which increases are to be made in connection with the addition of Cardinal Health 103, Inc., a Mississippi corporation ("NEW ORIGINATOR"), as an Originator party to certain Transaction Documents, all as more fully described herein.

                                                              AMENDMENT NO. 3 TO
                                                  RECEIVABLES PURCHASE AGREEMENT
                                                  AND CONFIRMATIONS OF TRANSFERS

            Immediately prior to the foregoing increases, Falcon Asset Securitization Corporation ("FALCON") desires to become a Conduit party to the Purchase Agreement. Preferred Receivables Funding Corporation ("PREFCO") desires to assign and transfer an undivided one-half interest in, and Falcon desires to acquire an undivided one-half interest in, Prefco's rights and obligations under the Purchase Agreement and the other Transaction Documents (including, without limitation, the Capital of Prefco's Purchaser Interests) as set forth herein.

            Immediately prior to the foregoing increases, Bank One, in its capacity as a Related Financial Institution with respect to Prefco (the "BANK ONE PREFCO FINANCIAL INSTITUTION"), desires to assign and transfer an undivided one-half interest in, and Bank One, in its capacity as a Related Financial Institution with respect to Falcon (the "BANK ONE FALCON FINANCIAL INSTITUTION"), desires to acquire an undivided one-half interest in, the Bank One Prefco Financial Institution's rights and obligations under the Purchase Agreement and the other Transaction Documents as set forth herein.

                                A G R E E M E N T

            NOW, THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

      SECTION 1. Definitions. Capitalized terms used herein and not defined herein shall have the respective meanings assigned thereto in the purchase agreement, as amended hereby.

      SECTION 2. Assignments. In furtherance of, and without limiting any other provision of, this Amendment, the Purchase Agreement, as amended hereby, and the transactions contemplated hereby and thereby, and notwithstanding any requirement of Section 12.1(b) of the Purchase Agreement to the contrary, the parties hereto hereby effect the following assignments and assumptions:

            (a) Assignment by Prefco. At or before 12:00 noon (Chicago time) on the date hereof, Falcon shall pay to Prefco an amount equal to $162,500,000, representing one-half of the outstanding Capital of Prefco's Purchaser Interests (such amount, for purposes of this paragraph (a), the "Falcon Capital"); whereupon, Prefco shall be deemed to have sold, transferred and assigned to Falcon, without recourse, representation or warranty, and Falcon shall be deemed to have hereby irrevocably taken, received and assumed from Prefco, the Falcon Capital and all related rights and obligations hereunder, under the Purchase Agreement and under the other Transaction Documents; provided, that following such assignment and the Conduit Purchase Limit increases effected hereunder, the Conduit Purchase Limit of each of Prefco and Falcon shall be equal to the applicable amount set forth on Annex C hereto. From and after the date hereof, Falcon shall be a Conduit party to the Purchase Agreement, as amended hereby, for all purposes of the Purchase Agreement, as amended hereby, as if Falcon were an original party thereto, and Falcon agrees to be bound by all of the applicable terms and provisions contained therein. Falcon hereby appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Transaction Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto.

                                                              AMENDMENT NO. 3 TO
                                                  RECEIVABLES PURCHASE AGREEMENT
                                                  AND CONFIRMATIONS OF TRANSFERS

Furthermore, Falcon confirms that (i) it has received a copy of the Purchase Agreement and copies of such other Transaction Documents, and other documents and information as it has requested and deemed appropriate, to make its own credit analysis and decision to enter into this Amendment and the Purchase Agreement, as amended hereby, and (ii) it will, independently and without reliance upon the Agent, any Conduit, any Seller Party or any Financial Institution or Purchaser, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Purchase Agreement, as amended hereby, and the other Transaction Documents.

            (b) Assignment by Bank One. On the date hereof, the Bank One Prefco Financial Institution shall be deemed to have hereby transferred and assigned to the Bank One Falcon Financial Institution, without recourse, representation or warranty, and the Bank One Falcon Financial Institution shall be deemed to have hereby irrevocably taken, received and assumed from the Bank One Prefco Financial Institution, one-half of the Bank One Prefco Financial Institution's Commitment under the Purchase Agreement representing $165,750,000 and all rights and obligations associated therewith (including, without limitation, the rights and obligations of a Related Financial Institution) under the terms hereof and of the Purchase Agreement, as amended hereby, including, without limitation, the Bank One Prefco Financial Institution's future funding obligations under Article I of the Purchase Agreement; and provided, further, that following such assignment and the Commitment increases effected hereunder, the respective Commitments of the Bank One Prefco Financial Institution and the Bank One Falcon Financial Institution shall be equal to the applicable amount set forth on Annex C hereto.

      SECTION 3. Amendments to Purchase Agreement. Subject to the terms and conditions set forth herein, the Purchase Agreement is hereby amended as follows:

            (a) Section 1.2 of the Purchase Agreement is hereby amended by (i) replacing the phrase "the Bank One Conduit" with the phrase "each Bank One Conduit" and (ii) replacing the phrase "the Bank One Conduit's" with the phrase "each Bank One Conduit's".

            (b) Section 1.3 of the Purchase Agreement is hereby amended by replacing the phrase "the Bank One Conduit's" with the phrase "each Bank One Conduit's".

            (c) Section 6.2 of the Purchase Agreement is hereby amended by inserting immediately following the phrase "all Monthly Reports as and when due under Section 8.5", the following phrase: "and all Weekly Reports and Daily Reports, if required, as and when due under Section 8.5".

            (d) Section 7.1(d) of the Purchase Agreement is hereby amended by amending and restating the penultimate sentence thereof in its entirety to read as follows:

      All such examinations and visits shall be at the sole cost of such Seller Party; provided, however, that (i) (A) for so long as no Amortization Event has occurred and is continuing, (B) the Ratings Level then in effect is either Ratings Level 1 or Ratings Level 2 and (C) the immediately preceding Audit was satisfactory to the Agent and each Managing Agent in all material respects, such cost shall be borne by such Seller Party not more than once per calendar year, and (ii) (A) for so long

                                                              AMENDMENT NO. 3 TO
                                                  RECEIVABLES PURCHASE AGREEMENT
                                                  AND CONFIRMATIONS OF TRANSFERS

      as no Amortization Event has occurred and is continuing, (B) the Ratings Level then in effect is either Ratings Level 3 or Ratings Level 4 and (C) the immediately preceding Audit was satisfactory to the Agent and each Managing Agent in all material respects, such cost shall be borne by such Seller Party not more than twice per calendar year (although in no event shall the foregoing proviso be construed to limit the Agent or its agents or representatives to one or two, as applicable, Audits during any calendar year period).

            (e) Section 7.1 of the Purchase Agreement is hereby amended by inserting the following paragraph (n) at the end of such section:

                  (n) [***] Collection Account Agreement. On or before October 23, 2004, Funding and Griffin shall deliver to the Agent executed counterparts of a new Collection Account Agreement with [***], as Collection Bank, duly executed by each of the parties thereto, and in form and substance satisfactory to the Agent in its sole and absolute discretion, which Collection Account Agreement shall replace that certain Fourth Amended and Restated Collection Account Agreement, dated as of August 18, 2004, with [***], as Collection Bank, and as amended by the First Amendment thereto, dated as of September 30, 2004.

            (f) Section 8.5 of the Purchase Agreement is hereby amended by inserting a reference to "(a)" after the heading "Reports." at the beginning of such section and inserting the following paragraph (b) at the end of such section:

                  (b) If on any date the Ratings Level then in effect is Ratings Level 3, the Servicer shall prepare and forward to the Agent and each Managing Agent on the Tuesday of each week for the immediately preceding calendar week (beginning with the week immediately following the date Ratings Level 3 became effective), a Weekly Report with respect to the calendar week most recently ended, which report shall be in addition to any required or requested Monthly Report. If on any date the Ratings Level then in effect is Ratings Level 4, the Servicer shall prepare and forward to the Agent and each Managing Agent each Business Day (beginning with the Business Day immediately following the date Ratings Level 4 became effective or such other Business Day as determined by the Agent), a Daily Report with respect to the immediately preceding Business Day or such other Business Day determined by the Agent, which report shall be in addition to any required or requested Monthly Report.

            (g) Section 10.2 of the Purchase Agreement is hereby amended by replacing the phrase "If after June 29, 2000 with respect to any Funding Source relating to the Bank One Conduit," with the phrase "If after June 29, 2000 with respect to any Funding Source relating to Preferred Receivables Funding Corporation, after September 30, 2004 with respect to any Funding Source relating to Falcon Asset Securitization Corporation,".

            (h) Section 13.1 of the Purchase Agreement is hereby amended by replacing the phrase "the Bank One Conduit's" with the phrase "each Bank One Conduit's".

                                                              AMENDMENT NO. 3 TO
                                                  RECEIVABLES PURCHASE AGREEMENT
                                                  AND CONFIRMATIONS OF TRANSFERS

            (i) Section 14.13 of the Purchase Agreement is hereby amended by (i) replacing each occurrence of the phrase "the Bank One Conduit" with the phrase "each Bank One Conduit" and (ii) replacing each occurrence of the phrase "the Bank One Conduit's" with the phrase "each Bank One Conduit's".

            (j) Each of the definitions of "Applicable Margin", "Bank One Conduit", "Cash Management Agreement", "Designated Obligor", "Dilution Percentage", "Excluded Receivable", "Griffin RPA", "Liquidity Termination Date", "Originator", "Performance Guaranty", "Purchase Limit" and "Purchase Price" set forth in Exhibit I to the Purchase Agreement is hereby amended by amending and restating, in its entirety, each such definition where each such definition appears therein to read as follows:

            "Applicable Margin" means, as of any date of determination, the sum of (i) the then in effect "Applicable Margin" under and as defined in the Cardinal 2004 Credit Agreement, applicable to Eurodollar Loans made under the Cardinal 2004 Credit Agreement, plus (ii) the Additional Margin (as defined below); provided, that, if as of any date of determination, a Replacement Credit Agreement is in effect, the Applicable Margin hereunder shall be the sum of (i) the then in effect "Applicable Margin" (or any replacement definition thereof applicable to loans that accrue interest at a Eurodollar rate or any replacement rate thereof) under and as defined in such Replacement Credit Agreement plus (ii) the Additional Margin; provided, further, that, if as of any date of determination, neither the Cardinal 2004 Credit Agreement nor any Replacement Credit Agreement is then in effect, the Applicable Margin hereunder shall be the sum of (i) the relevant "Applicable Margin" under and as defined in the Cardinal 2004 Credit Agreement (as if such agreement were still in effect) applicable to Eurodollar Loans made under the Cardinal 2004 Credit Agreement (as if such agreement were still in effect) plus (ii) the Additional Margin. For purposes of this definition, the "Additional Margin" means the "Additional Margin" set forth in the table below corresponding to the "Senior Unsecured Long-Term Debt Rating of Cardinal" set forth in the table below. If two of such ratings correspond to the same Additional Margin, but one of such ratings corresponds to a different Additional Margin, the Additional Margin shall be based upon the two of such ratings that correspond with the same margin.


         SENIOR UNSECURED LONG-TERM DEBT RATING              ADDITIONAL
                      OF CARDINAL                              MARGIN
- -----------------------------------------------------------------------

AS DETERMINED         AS DETERMINED     AS DETERMINED BY
    BY S&P             BY MOODY'S            FITCH
- -----------------------------------------------------------------------
at A or higher       at A2 or higher    at A or higher          [***]
at A-                at A3              at A-                   [***]
at BBB+              at Baa1            at BBB+                 [***]
at BBB               at Baa2            at BBB                  [***]

                                                              AMENDMENT NO. 3 TO
                                                  RECEIVABLES PURCHASE AGREEMENT
                                                  AND CONFIRMATIONS OF TRANSFERS

at BBB-              at Baa3            at BBB-                 [***]
at BB+               at Ba1             at BB+                  [***]
at BB or lower       at Ba2 or lower    at BB or lower          [***]
or withdrawn         or withdrawn       or withdrawn

            "Bank One Conduit" means Preferred Receivables Funding Corporation and/or Falcon Asset Securitization Corporation, each together with its respective successors and assigns.

            "Cash Management Agreement" means that certain Second Amended and Restated Cash Management Agreement, dated as of September 30, 2004, by and among Cardinal, Griffin, Seller, each Originator and Cardinal Health 2, Inc., a Nevada corporation, formerly known as The Griffin Group, Inc., as administrator.

            "Designated Obligor" means each Obligor indicated by the Agent to Seller in writing.

            "Dilution Percentage" means as of the last day of any calendar month, a percentage equal to the following:

                  [[SF x ED] + [(DS - ED) x DS]] x DHR
                                            --
                                            ED

                  where:

                  SF                =  the Dilution Stress Factor at such time

                  ED                =  the Expected Dilution Ratio at such time

                  DS                =  the Dilution Spike Ratio at such time

                  DHR               =  the Dilution Horizon Ratio at such time

            "Excluded Receivable" means (i) a Note Receivable that has been sold to National City Bank prior to the date hereof pursuant to that certain Purchase and Sale Agreement, dated as of March 25, 1994, among Cardinal, the Originators, National City Bank and certain other parties named therein, as modified by that certain Modification of Purchase and Sale Agreement dated as of June 29, 1998 and (ii) a Brokerage Receivable.

            "Griffin RPA" means each of (i) that certain Second Amended and Restated Receivables Purchase and Sale Agreement, dated as of May 21, 2004, by and between Griffin and Cardinal Health 110, Inc., a Delaware corporation, formerly known as Whitmire Distribution Corporation, and as successor by merger to Cardinal Syracuse, Inc., a New York corporation, and Ohio Valley-Clarksburg, Inc., a Delaware corporation, (ii) that certain Second Amended and Restated Receivables Purchase and Sale

                                                              AMENDMENT NO. 3 TO
                                                  RECEIVABLES PURCHASE AGREEMENT
                                                  AND CONFIRMATIONS OF TRANSFERS

      Agreement, dated as of May 21, 2004, by and between Griffin and Cardinal Health 106, Inc., a Massachusetts corporation, formerly known as James W. Daly, Inc., and (iii) that certain Receivables Purchase and Sale Agreement, dated as of September 30, 2004, by and between Griffin and Cardinal Health 103, Inc., a Mississippi corporation, as any of the foregoing may be amended, restated or otherwise modified from time to time.

            "Liquidity Termination Date" means September 29, 2005.

            "Originator" means each of (i) Cardinal Health 106, Inc., a Massachusetts corporation, formerly known as James W. Daly, Inc., (ii) Cardinal Health 110, Inc., a Delaware corporation, formerly known as Whitmire Distribution Corporation, and as successor by merger to each of Cardinal Syracuse, Inc., a New York corporation, and Ohio Valley-Clarksburg, Inc., a Delaware corporation, and (iii) Cardinal Health 103, Inc., a Mississippi corporation, each in its capacity as seller under the applicable Griffin RPA.

            "Performance Guaranty" means that certain Amended and Restated Performance Guaranty, dated as of September 30, 2004, by Performance Guarantor in favor of Seller, substantially in the form of Exhibit XI, as the same may be reaffirmed, amended, restated or otherwise modified from time to time.

            "Purchase Limit" means $800,000,000, as such amount may be modified in accordance with the terms of Section 4.6(b).

            "Purchase Price" means, with respect to any Incremental Purchase of a Purchaser Interest, the amount paid to Seller for such Purchaser Interest which shall not exceed the least of (i) the amount requested by Seller in the applicable Purchase Notice, (ii) the unused portion of the Purchase Limit on the applicable purchase date, taking into account any other proposed Incremental Purchase requested on the applicable purchase date, and (iii) the excess, if any, of the Net Receivables Balance (less the Aggregate Reserves) on the applicable purchase date over the aggregate outstanding amount of Aggregate Capital (determined as of the date of the most recent report, whether such report is a Monthly Report, Weekly Report or Daily Report), taking into account any other proposed Incremental Purchase requested on the applicable purchase date.

            (k) Each of the definitions of "Daily Report ", "Dilution Stress Factor", "Eurodollar Loan", "Fitch", "Moody's", "Ratings Level", "Replacement Credit Agreement", "S&P" and "Weekly Report" set forth below are hereby added to the Purchase Agreement in the proper alphabetical order:

            "Daily Report" means a report, in form and substance acceptable to the Agent and each Managing Agent, appropriately completed and furnished by the Servicer to the Agent and each Managing Agent pursuant to Section 8.5.

            "Dilution Stress Factor" means, at any time, the "Dilution Stress Factor" set forth in the table below corresponding to the Ratings Level in effect at such time and set forth in the table below.

                                                              AMENDMENT NO. 3 TO
                                                  RECEIVABLES PURCHASE AGREEMENT
                                                  AND CONFIRMATIONS OF TRANSFERS

                                     DILUTION STRESS
RATINGS LEVEL                            FACTOR
- -------------                        ---------------
Ratings Level 1                          2.00
Ratings Level 2                          2.25
Ratings Level 3                          2.25
Ratings Level 4                          2.50

            "Eurodollar Loan" means a Loan (as defined in the Cardinal 2004 Credit Agreement) which, except as otherwise provided in Section 2.12 of the Cardinal 2004 Credit Agreement, bears interest at the Eurodollar Rate (as defined in the Cardinal 2004 Credit Agreement).

            "Fitch" means Fitch Ratings or any successor to such corporation's business of rating debt.

            "Moody's" means Moody's Investors Service, Inc. or any successor to such corporation's business of rating debt.

            "Ratings Level" means, at any time, the "Ratings Level" set forth in the table below corresponding to the "Qualification Requirements" set forth in the table below.

                    QUALIFICATION REQUIREMENTS                  RATINGS LEVEL

      The senior unsecured long-term debt ratings of           Ratings Level 1
      Cardinal are (i) at BBB- or higher (as deter mined by S&P) and (ii) at Baa3 or higher (as determined by Moody's)

      Cardinal does not qualify for Ratings Level 1 and the    Ratings Level 2
      senior unsecured long-term debt ratings of Cardinal are (i) at BB+ or higher (as deter mined by S&P) and
      (ii) at Ba1 or higher (as determined by Moody's)

      Cardinal does not qualify for Ratings Level 1 or         Ratings Level 3
      Ratings Level 2 and the senior unsecured long- term debt ratings of Cardinal are (i) at BB or higher (as determined by S&P) and (ii) at Ba2 or higher (as determined by Moody's)

      Cardinal does not qualify for Ratings Level 1, Ratings   Ratings Level 4
      Level 2 or Ratings Level 3 for any reason

            "Replacement Credit Agreement" means any revolving credit agreement or similar agreement in effect on or after September 30, 2004 that replaces, amends, amends

                                                              AMENDMENT NO. 3 TO
                                                  RECEIVABLES PURCHASE AGREEMENT
                                                  AND CONFIRMATIONS OF TRANSFERS

      and restates, refinances, extends, or other wise changes the pricing of the Cardinal 2004 Credit Agreement.

            "S&P" means Standard & Poor's Ratings Services, a division of The McGraw Hill Companies, Inc., or any successor to such corporation's business of rating debt.

            "Weekly Report" means a report, in form and substance acceptable to the Agent and each Managing Agent (appropriately completed), furnished by the Servicer to the Agent and each Managing Agent pursuant to Section 8.5.

            (l) The definition of "Greensboro Receivable" set forth in Exhibit I to the Purchase Agreement is hereby amended by deleting such definition therefrom in its entirety.

            (m) The Purchase Agreement is hereby globally amended by (i) replacing each occurrence of the term "Moody's Investors Service, Inc." with the term "Moody's" and (ii) replacing each occurrence of the term "Standard & Poor's Ratings Services" with the term "S&P".

            (n) Exhibit II to the Purchase Agreement is hereby amended by (i) replacing each occurrence of the phrase "the Bank One Conduit's" with the term "Preferred Receivables Funding Corporation's" and (ii) inserting the following additional row (with the corresponding footnote) as the fourth to last row in the table of incremental purchases:

Portion of the Purchase Price Pay able
by Falcon Asset Securitization
Corporation's Purchaser Group:(3)           $______________________

(3) This amount will be equal to Falcon Asset Securitization Corporation's Pro Rata Share of the Purchase Price specified above.

            (o) Exhibit IV to the Purchase Agreement is hereby deleted in its entirety and replaced with the attached Annex A.

            (p) Exhibit X to the Purchase Agreement is hereby deleted in its entirety and replaced with the attached Annex B.

            (q) Exhibit XII to the Purchase Agreement is hereby amended by amending and restating the last two sentences on the first page of such exhibit in their entirety to read as follows:

            The Pro Rata Share of the Proposed Reduction for each Conduit is:
            ______________ for Preferred Receivables Funding Corporation,
            ______________ for Falcon Asset Securitization Corporation and
            ______________ for the Scotia Conduit.
            The Pro Rata Share of the Proposed Reduction for each Financial Institution is: ______________ for Bank One with respect to

                                                              AMENDMENT NO. 3 TO
                                                  RECEIVABLES PURCHASE AGREEMENT
                                                  AND CONFIRMATIONS OF TRANSFERS

            Preferred Receivables Funding Corporation, ______________ for Bank One with respect to Falcon Asset Securitization Corporation and _______________ for Scotia.

            (r) Schedule A to the Purchase Agreement is hereby deleted in its entirety and replaced with the attached Annex C.

            (s) Schedule C to the Purchase Agreement is hereby amended by (i) replacing the phrase "Bank One Conduit:" with the term "Preferred Receivables Funding Corporation:" and (ii) inserting the following additional notice address at the end of such schedule:

            Falcon Asset        Falcon Asset Securitization Corporation
            Securitization      c/o Bank One, NA (Main Office Chicago), as
            Corporation:        Agent
                                Asset Backed Finance
                                Mail Code IL1-0079
                                131 South Dearborn, 7th Floor
                                Chicago, Illinois  60670-0079
                                Attn: Falcon Funding Manager
                                Fax:(312) 732-1844

      SECTION 4. Conditions to Effectiveness of this Amendment. This Amendment shall become effective as of the date hereof, subject to the satisfaction of the following conditions:

            (a) Documents. The Agent and each Managing Agent shall have received, on or before the date hereof, each of the documents listed on Schedule A to this Amendment, each in form and substance satisfactory to the Agent and each Managing Agent.

            (b) Representations and Warranties. As of the date hereof, both before and after giving effect to this Amendment, (i) all of the representations and warranties of Griffin contained in the Sale Agreement and in each other Transaction Document (other than those that speak expressly only as of a different date) shall be true and correct in all material respects as though made on the date hereof (and by its execution hereof, Griffin shall be deemed to have represented and warranted such), and (ii) all of the representations and warranties of Funding and Servicer contained in the Purchase Agreement, as amended hereby, and in each other Transaction Document (other than those that speak expressly only as of a different date) shall be true and correct in all material respects as though made on the date hereof (and by its execution hereof, each of Funding and Servicer shall be deemed to have represented and warranted such).

            (c) No Amortization Event. As of the date hereof, both before and after giving effect to this Amendment, (i) no Termination Event or Potential Termination Event shall have occurred and be continuing (and by its execution hereby, Griffin shall be deemed to have represented and warranted such), and
(ii) no Amortization Event or Potential Amortization Event shall have occurred and be continuing (and by its execution hereof, each of Funding and Servicer shall be deemed to have represented and warranted such).

                                                              AMENDMENT NO. 3 TO
                                                  RECEIVABLES PURCHASE AGREEMENT
                                                  AND CONFIRMATIONS OF TRANSFERS

      SECTION 5. Miscellaneous.

            (a) Effect; Ratification. The amendments set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Purchase Agreement or of any other instrument or agreement referred to therein; or (ii) prejudice any right or remedy which any Purchaser, each Managing Agent or the Agent may now have or may have in the future under or in connection with the Purchase Agreement or any other instrument or agreement referred to therein. Each reference in the Purchase Agreement to "this Agreement," "herein," "hereof" and words of like import and each reference in the other Transaction Documents to "Receivables Purchase Agreement," the "Purchase Agreement" or the Purchase Agreement shall mean the Purchase Agreement, as amended hereby, as applicable. This Amendment shall be construed in connection with and as part of the Purchase Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Purchase Agreement and each other instrument or agreement referred to therein, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

            (b) Transaction Documents. This Amendment is a Transaction Document executed pursuant to the Purchase Agreement and the Sale Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

            (c) Costs, Fees and Expenses. Funding agrees to reimburse the Agent, each Managing Agent and each Purchaser on demand for all costs, fees and expenses incurred by the Agent, each Managing Agent and each Purchaser (including, without limitation, the reasonable fees and expenses of counsels to the Agent, each Managing Agent and each Purchaser) incurred in connection with the preparation, execution and delivery of this Amendment.

            (d) Counterparts. This Amendment may be executed in any number of counterparts, each such counterpart constituting an original and all of which when taken together shall constitute one and the same instrument.

            (e) Severability. Any provision contained in this Amendment which is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions of this Amendment in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.

            (f) GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS.

            (g) WAIVER OF TRIAL BY JURY. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS AMENDMENT OR ANY MATTER ARISING HEREUNDER OR THEREUNDER.

                                                              AMENDMENT NO. 3 TO
                                                  RECEIVABLES PURCHASE AGREEMENT
                                                  AND CONFIRMATIONS OF TRANSFERS

            (h) Confirmation of Sale and Grant of Security Interest. Griffin hereby confirms (i) the sale, assignment, transfer and conveyance of Receivables, Related Security and Collections pursuant to Section 1.1 of the Sale Agreement and (ii) the grant of security interest pursuant to Section 1.6 of the Sale Agreement to Funding in all of Griffin's right, title and interest in, to and under all Receivables now existing or hereafter arising, all Collections and Related Security with respect thereto, each Lock-Box and Collection Account, each Griffin RPA and all other rights and payments relating to the Receivables and all proceeds of the foregoing (each capitalized term used in this sentence shall have the respective meanings set forth for such term, or incorporated by reference into, in the Sale Agreement).

            (i) Confirmation of Ownership and/or Security Interest. Funding hereby confirms (i) the sale and assignment of Purchaser Interests pursuant to
Section 1.1 of the Purchase Agreement and (ii) the grant of security interest pursuant to Section 14.14(b) of the Purchase Agreement to the Agent for the ratable benefit of the Purchasers in all of Funding's right, title and interest in, to and under all Receivables now existing or hereafter arising, all Collections, each Lock-Box, each Collection Account, all Related Security, all other rights and payments relating to such Receivables, and all proceeds of any thereof.

                            (Signature Pages Follow)

                                                              AMENDMENT NO. 3 TO
                                                  RECEIVABLES PURCHASE AGREEMENT
                                                  AND CONFIRMATIONS OF TRANSFERS

            IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed as of the date first above written.

                                      CARDINAL HEALTH FUNDING, LLC

                                      By: /s/ Ali Rizvi
                                          -------------------------------------
                                      Name: Ali Rizvi
                                      Title: President

                                      GRIFFIN CAPITAL, LLC

                                      By: /s/ Wayne Jeu
                                          -------------------------------------
                                      Name: Wayne Jeu
                                      Title: President

                                                              AMENDMENT NO. 3 TO
                                                  RECEIVABLES PURCHASE AGREEMENT
                                                  AND CONFIRMATIONS OF TRANSFERS

                                      PREFERRED RECEIVABLES FUNDING
                                      CORPORATION, as a Conduit

                                      By: /s/ Sherri Gerner
                                          -------------------------------------
                                      Name: Sherri Gerner
                                      Title: Authorized Signer

                                      FALCON ASSET SECURITIZATION
                                      CORPORATION, as a Conduit

                                      By: /s/ Sherri Gerner
                                          -------------------------------------
                                      Name: Sherri Gerner
                                      Title: Authorized Signer

                                      BANK ONE, NA (MAIN OFFICE CHICAGO),
                                      as a Financial Institution and as Agent

                                      By: /s/ Sherri Gerner
                                          -------------------------------------
                                      Name: Sherri Gerner
                                      Title: Vice President

                                                              AMENDMENT NO. 3 TO
                                                  RECEIVABLES PURCHASE AGREEMENT
                                                  AND CONFIRMATIONS OF TRANSFERS

                                      LIBERTY STREET FUNDING CORP., as
                                      a Conduit

                                      By: /s/ Kevin P. Burns
                                          -------------------------------------
                                      Name: Kevin P. Burns
                                      Title: Kevin P. Burns

                                      THE BANK OF NOVA SCOTIA,
                                      as a Financial Institution and as a
                                      Managing Agent

                                      By: /s/ Michael Eden
                                          -------------------------------------
                                      Name: Michael Eden
                                      Title: Director

                                                              AMENDMENT NO. 3 TO
                                                  RECEIVABLES PURCHASE AGREEMENT
                                                  AND CONFIRMATIONS OF TRANSFERS

                                   SCHEDULE A

         Documents to be Delivered to the Agent and each Managing Agent on or Prior to the Date Hereof

1. Executed copies of the New Originator Griffin RPA and the Amendment No. 2 to Purchase Agreement.

2.    Amended and Restated Performance Guaranty.

3.    Compliance Certificate for New Originator.

4.    Amended and Restated Fee Letters for each of Bank One and Scotia.

5. New Liquidity Agreements for each Bank One Conduit and amendment to Liquidity Agreement for the Scotia Conduit.

6. Pre-filing state and federal tax lien, judgment lien and UCC lien searches against New Originator from the following jurisdictions:

      a) Mississippi - Secretary of State

      b) Ohio - Secretary of State

      c) Ohio - Franklin County

7. Time stamped receipt copies of proper UCC termination statements necessary to release all security interests and other rights of any Person in the Receivables, Contracts or Related Security previously granted by New Originator.

8. UCC Financing Statements (i) naming New Originator as Debtor, Griffin as Assignor Secured Party and Funding as Secured Party filed with the Mississippi Secretary of State and UCC Amendment to such Financing Statement assigning Funding's interest to Bank One as Secured Party (such amendment to be filed post- closing), (ii) naming Griffin as Debtor, Funding as Assignor Secured Party and Bank One as Secured Party filed with the Nevada Secretary of State and (iii) naming Funding as Debtor and Bank One as Secured Party filed with the Nevada Secretary of State.

9. Secretary's Certificate of New Originator certifying as to its (i) Articles or Certificate of Incorporation, duly certified within 30 days prior to the date hereof by the Mississippi Secretary of State, (ii) By-laws, (iii) resolutions and (iv) incumbency.

10. Secretary's Certificate of each of Griffin, Funding and Cardinal certifying as to its (i) charter, duly certified within 30 days prior to the date hereof by the applicable Secretary of State if such charter has changed since May 21, 2004, or, if such charter has not changed since May 21, 2004, that there have been no changes to such charter since May 21, 2004, (ii) By-Laws or Operating Agreement if such By- Laws or Operating Agreement has changed since May 21, 2004, or, if such

                                                              AMENDMENT NO. 3 TO
                                                  RECEIVABLES PURCHASE AGREEMENT
                                                  AND CONFIRMATIONS OF TRANSFERS

      By-Laws or Operating Agreement has not changed since May 21, 2004, that there have been no changes to such By-Laws or Operating Agreement since May 21, 2004, (iii) resolutions and (iv) incumbency.

11. Secretary's Certificate of each Originator listed below certifying as to its (i) Articles or Certificate of Incorporation, duly certified within 30 days prior to the date hereof by the applicable Secretary of State if such Articles or Certificate have changed since May 21, 2004, or, if such Articles have not changed since May 21, 2004, that there have been no changes to such Articles or Certificate since May 21, 2004, (ii) By-laws if such By-laws have changed since May 21, 2004, or, if such By-laws have not changed since May 21, 2004, that there have been no changes to such By-laws since May 21, 2004, (iii) resolutions and (iv) incumbency

      a) Cardinal Health 106, Inc.

      b) Cardinal Health 110, Inc.

12.   Secretary's Certificate of Cardinal Health 2, Inc. certifying as to its
      (i) Certificate of Incorporation, duly certified within 30 days prior to the date hereof by the Secretary of State of Nevada if such Certificate has changed since May 21, 2004, or, if such Certificate has not changed since May 21, 2004, that there have been no changes to such Certificate since May 21, 2004, (ii) By-Laws if such By-Laws have changed since May 21, 2004, or, if such By-Laws have not changed since May 21, 2004, that there have been no changes to such By-Laws since May 21, 2004, (iii) resolutions and (iv) incumbency.

13. Good Standing Certificate for each of the entities listed below issued by the Secretaries of State of its state of incorporation and each jurisdiction where its chief executive office or principal place of business is located, including:

      a) New Originator: Mississippi

      b) Griffin: Nevada

      c) Funding: Nevada

      d) Cardinal: Ohio

      e) Cardinal Health 106, Inc.: Massachusetts

      f) Cardinal Health 110, Inc.: Delaware, Ohio

      g) Cardinal Health 2, Inc.: Nevada

14. Opinions of counsels to New Originator, Funding and Griffin regarding corporate, UCC and enforceability issues and opinions of counsels to Originators, Cardinal and Cardinal Health 2, Inc. regarding corporate and enforceability issues.

15. Opinion of Latham & Watkins LLP, counsel to New Originator, among other Cardinal Entities, regarding true sale and substantive consolidation issues.

16.   Amendments to existing Collection Account Agreements with [***].

17.   Second Amended and Restated Cash Management Agreement

                                                              AMENDMENT NO. 3 TO
                                                  RECEIVABLES PURCHASE AGREEMENT
                                                  AND CONFIRMATIONS OF TRANSFERS

18. UCC Amendments to existing Griffin and Funding filings to amend collateral description.

19. UCC Termination Statements necessary to release all security interests and other rights of each of Wachovia Bank, National Association (and certain of its affiliates) and SunTrust Bank in the Receivables previously granted by New Originator.

20.   If applicable:

      a) Executed copies of (i) all consents from and authorizations by any Persons and (ii) all waivers and amendments to existing credit facilities that are necessary in connection with the New Originator Griffin RPA or this Amendment.

      b) A direction letter executed by New Originator authorizing Griffin (and its assigns) and directing warehouseman to allow Griffin (and its assigns) to inspect and make copies from New Originator's books and records maintained at off-site date processing or storage facilities.

                                                              AMENDMENT NO. 3 TO
                                                  RECEIVABLES PURCHASE AGREEMENT
                                                  AND CONFIRMATIONS OF TRANSFERS

                                                                         Annex A

                                   EXHIBIT IV

                  NAME OF COLLECTION BANKS; COLLECTION ACCOUNTS

[***] Lock-Boxes and Collection Accounts

The following Lock-Box is maintained with [***] and deposits into Account No. [***] maintained in the name of "Griffin Capital, LLC, as Servicer":

     LOCK-BOX/ P.O. ADDRESS

  Williams Drug Distributors
  A Cardinal Health Company
  1296 Solutions Center
  Dept. 771296
  Chicago, IL 60677-1002

In addition, Collections are remitted directly to the following account at [***]: Master Account No. [***] maintained in the name of "Cardinal Health, Inc."

[***] Lock-Boxes and Collection Accounts

The following Lock-Boxes are maintained with [***] and deposit into Account No. [***] maintained in the name of "Griffin Capital, LLC, as Servicer":

LOCK-BOX/ P.O. ADDRESS

Cardinal Health
National Accounts
P.O. Box 402605
Atlanta, GA 30384-2605

                                                              AMENDMENT NO. 3 TO
                                                  RECEIVABLES PURCHASE AGREEMENT
                                                  AND CONFIRMATIONS OF TRANSFERS

Cardinal Health
Albuquerque Division
P.O. Box 847359
Dallas, TX 75284-7359

Cardinal Health
Houston Division
P.O. Box 847370
Dallas, TX 75284-7370

Cardinal Health
Waco Division
P.O. Box 847384
Dallas, TX 75284-7384

Cardinal Health
Auburn Division
3712 Collections Center Drive
Chicago, IL 60693-0037

Cardinal Health
Aurora Division
3740 Collections Center Drive
Chicago, IL 60693-0037

Cardinal Health
Boston Division
3763 Collections Center Drive
Chicago, IL 60693-0037

Cardinal Health
Columbus Division
3833 Collections Center Drive
Chicago, IL 60693-0038

Cardinal Health
Denver Division
3815 Collections Center Drive
Chicago, IL 60693-0038

Cardinal Health
Kansas City Division
5042 Collections Center Drive
Chicago, IL 60693-0050

                                                              AMENDMENT NO. 3 TO
                                                  RECEIVABLES PURCHASE AGREEMENT
                                                  AND CONFIRMATIONS OF TRANSFERS

Cardinal Health
Minneapolis Division
5075 Collections Center Drive
Chicago, IL 60693-0050

Cardinal Health
Salt Lake City Division
5143 Collections Center Drive
Chicago, IL 60693-0051

Cardinal Health
St. Louis Division
5279 Collections Center Drive
Chicago, IL 60693-0052

Cardinal Health
Syracuse Division
5303 Collections Center Drive
Chicago, IL 60693-0053

Cardinal Health
Wheeling Division
5490 Collections Center Drive
Chicago, IL 60693-0054

Cardinal Health
Swedesboro Division
5958 Collections Center Drive
Chicago, IL 60693-0055

Cardinal Health
Ontario Division
File #56410
Los Angeles, CA 90074-6410

Cardinal Health
Valencia Division
File #56412
Los Angeles, CA 90074-6412

Cardinal Health
Sacramento Division
File #74031
P.O. Box 60000
San Francisco, CA 94160-0001

                                                              AMENDMENT NO. 3 TO
                                                  RECEIVABLES PURCHASE AGREEMENT
                                                  AND CONFIRMATIONS OF TRANSFERS

Cardinal Health
Los Angeles Division
File #57130
Los Angeles, CA 90074-7130

Cardinal Health
Knoxville
P.O. Box 402574
Atlanta, GA 30384-2574

Cardinal Health
Greensboro
P.O. Box 402603
Atlanta, GA 30384-2603

Cardinal Health
Jackson
P.O. Box 402586
Atlanta, GA 30384-2586

Cardinal Health
Lakeland
P.O. Box 402592
Atlanta, GA 30384-2592

Cardinal Health
Atlanta
P.O. Box 402598
Atlanta, GA 30384-2598

[***] Collection Accounts

Collections are remitted directly to Account Nos. [***], each maintained with [***] in the name of "Griffin Capital, LLC, as Servicer."

                                                              AMENDMENT NO. 3 TO
                                                  RECEIVABLES PURCHASE AGREEMENT
                                                  AND CONFIRMATIONS OF TRANSFERS

                                                                         Annex B

                                    EXHIBIT X

                             FORM OF MONTHLY REPORT

                                  SEE ATTACHED

                          Cardinal Health Funding, LLC
     Amended And Restated Receivables Purchase Agreement dated May 21, 2004
               Consolidated Monthly Report for the Month Ended []

                          CARDINAL HEALTH FUNDING, LLC
     AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT DATED MAY 21, 2004
               CONSOLIDATED MONTHLY REPORT FOR THE MONTH ENDED []

I.   RECEIVABLES ROLLFORWARD PER GENERAL LEDGER
     Beginning Gross Receivables Balance per General Ledger
        + Distribution Gross Sales
        + Miscellaneous Adjustments (Interests Charges, NSF Checks, etc.)      ---------------------
     Total Gross Sales                                                                             0
        - Cash Collections
        - Miscellaneous Cash Adjustments (Cash in/cash out)
        - Drug Distrib. Admin (Unallocated Cash)
        - Reconciled Difference                                                ---------------------
     Total Cash Collections                                                                        0
        - Returns and Allowances
        - Pass Thru Credits (Returns)                                          ---------------------
        - Chargebacks (Short-pays of Invoices)                                                     0
     Total Dilution
     Net A/R Reclassified to Notes
     Net Intercompany
     Net Bad Debt Write-offs                                                   ---------------------
     Other Items (Unreconciled Difference)                                                         0
     Ending Gross Receivables Balance per General Ledger ("EGR")               ---------------------

II.  RECEIVABLES AGING

                                                                                       AMOUNT       %
     Current                                                                                     #DIV/0!
     1-15 Days Past Due                                                                          #DIV/0!
     16-30 Days Past Due                                                                         #DIV/0!
     31-60 Days Past Due                                                                         #DIV/0!
     61-90 Days Past Due                                                                         #DIV/0!
     91-120 Days Past Due                                                                        #DIV/0!
     121+ Days Past Due                                                                          #DIV/0!
     Ending Gross Receivables Balance per Aging                                                  #DIV/0!
                                                                               -------------------------
     Intercompany                                                                                #DIV/0!
                                                                               -------------------------
     Notes Receivable
     Reconciling Differences (Net)                                             -------------------
     Ending Gross Receivables Balance per General Ledger ("EGR")               -------------------
III. CALCULATION OF ELIGIBLE RECEIVABLES
     Ending Gross Receivables Balance per General Ledger
     ("EGR") / or Per Aging (the lower amt)
     Add:  Prepay Receivables
     - Reconciling Differences between General Ledger and
     Financial Statements (Unapplied Cash)
     - Receivables > 60 Days Past Due
     - Bankrupt Obligors < 60 Days Past Due
     - Government Receivables > 5% of EGR
     - Terms 46-90 days from invoice > 5% of EGR
     - Terms > 90 days from invoice other than trade show
       btw 91-180 days
     - Trade Show Receivables, up to 6 mo. terms, >2% of EGR
     - Legal Receivables
     - Cross Aging (30%)
     - Accounts Payable Contra Accounts
     - Rebate Accrual
     - Reverse Brokerage Product Accrual - CVS
     - Reverse Brokerage Profit Accrual - CVS
     - Service Charges
     - Reaged Accounts
     - A/R Related to Obligors with Notes Created for Credit
       Reasons
     - Lower of credit balance > 60 dpd or eligible amount
     for individual obligor                                                    -------------------
     Eligible Receivables ("ER")                                               -------------------
IV.  CALCULATION OF NET RECEIVABLES BALANCE
     Eligible Receivables (from III, Above)
     Less Excess Concentrations (See Section V. below):                        -------------------
          Net Receivables Balance ("NRB")                                      -------------------
V.   RATING LEVELS - CARDINAL HEALTH INC.
     Moody's Investor Service - Long Term Senior Unsecured Debt Rating
     Standard and Poor's - Long Term Senior Unsecured Debt Rating
     Fitch - Long Term Senior Unsecured Debt Rating
VI.  EXCESS CONCENTRATION COMPUTATION (FOR IV)

                                                                      Moody's          S&P
     [***] Rating Level - Long Term Senior Unsecured Debt Rating
                                                                            Eligible        Applicable  Concentration    Excess
                                                                           Receivables      Percentage      Limit     Concentration
                                                                           -----------      ----------      -----     -------------
Excess Concentrations:                                                                       #DIV/0!        #N/A         #DIV/0!
                                                                                             -------
       - [***]                                                                               #DIV/0!        7.00%        #DIV/0!
                                                                                             -------

                          Cardinal Health Funding, LLC
     Amended And Restated Receivables Purchase Agreement dated May 21, 2004
               Consolidated Monthly Report for the Month Ended []

      - [***]                                                                                  #DIV/0!        3.00%        #DIV/0!
                                                                                               -------
      - [***]                                                                                  #DIV/0!        3.00%        #DIV/0!
                                                                                               -------
      - [***]                                                                                  #DIV/0!        3.00%        #DIV/0!
                                                                                               -------
      - [***]                                                                                  #DIV/0!        5.00%        #DIV/0!
                                                                                               -------
      - [***]                                                                                  #DIV/0!        3.00%        #DIV/0!
                                                                                               -------
      - [***]                                                                                  #DIV/0!        3.00%        #DIV/0!
                                                                                               -------
      - [***]                                                                                  #DIV/0!        3.00%        #DIV/0!
                                                                                               -------
      - [***]                                                                                  #DIV/0!        4.00%        #DIV/0!
                                                                                               -------                     -------
      - [***]                                                                                  #DIV/0!        3.00%        #DIV/0!
                                                                                               -------                     -------
      -Other customers
      Total Excess Concentrations
VII.  CALCULATION OF AVAILABLE FUNDING AMOUNT
      Net Receivables Balance (from IV above)
      Less Aggregate Reserve (% of NRB):
         Aggregate Reserve Percentage
         Aggregate Reserves                               ----------------------
      Total Available Funding Amount                      ----------------------

VIII. EFFECTIVE ADVANCE RATE
      Total Available Funding Amount
      Ending Gross Receivables Balance minus . 60 days past due
      Effective Advance Rate                                            #DIV/
IX.   COMPLIANCE
      DILUTION RATIO
      - Three month rolling average not to exceed 5.25%
                                                                                   Current     Prior        2 Months
                                                                                               Month         Prior
      Sales
      Dilutions
      Dilution Radio                                                               #DIV/0!     #DIV/0!       #DIV/0!

      Three-month rolling Dilution Ratio                                           #DIV/0!

                    AMORTIZATION EVENT ?                      #DIV/0!

      COLLECTIONS TO SALES RATIO

      - Current month not less than 75.0%
                                                                                   Current

      Collections
      Gross Sales
      Collections to Sales Ratio                                                   #DIV/0!

                    AMORTIZATION EVENT ?                      #DIV/0!

      PURCHASER INTEREST <100%

      Aggregate Capital Outstanding (C)                             -
      Aggregate Reserves (AR)                                       -
      Net Receivables Balance (NRB)                                 -
      C/ (NRB-AR)                                             #DIV/0!

                         COMPLIANCE ?                         #DIV/0!

X.    CONDUIT CAPITAL                                               800,000,000
      Aggregate Deal Size                                           250,000,000
      Maximum Prefco Capital                                        250,000,000
      Maximum Falcon Capital                                        300,000,000
      Maximum Liberty Street Funding Capital

      PREFCO                                                                      ACTUAL $$

      Total Available Funding Amount                                                        -
      Outstanding Capital on PREFCO                                                         -

      Required Principal Paydown                                                            -
      Available Increase                                                                    -

      FALCON                                                                      ACTUAL $$

      Total Available Funding Amount                                                        -
      Outstanding Capital on Falcon                                                         -

      Required Principal Paydown                                                            -
      Available Increase                                                                    -

                          Cardinal Health Funding, LLC
     Amended And Restated Receivables Purchase Agreement dated May 21, 2004
               Consolidated Monthly Report for the Month Ended []

     LIBERTY STREET FUNDING                                                      ACTUAL $$

     Total Available Funding Amount                                                        -
     Outstanding Capital on Liberty Street Funding                                         -

     Required Principal Paydown                                                            -
     Available Increase                                                                    -

The undersigned hereby represents and warrants that the foregoing is a true and accurate accounting in accordance with the Amended And Restated Receivables Purchase Agreement dated as of May 21, 2004 and that all representations and warranties are restated and reaffirmed.

Name:  Laura Warren
Title: Director Corporate Finance

FAX INSTRUCTIONS:

Fax the Monthly Report to:

         Asset-Backed Finance Portfolio Management
         Fax: 312-732-2245          Tel: 312-732-3488
         Attn: Veronica Gipson

         Asset-Backed Treasury
         Fax: 312-732-1844          Tel: 312-732-5366
         Attn: PREFCO/Falcon Funding Manager

                                                              AMENDMENT NO. 3 TO
                                                  RECEIVABLES PURCHASE AGREEMENT
                                                  AND CONFIRMATIONS OF TRANSFERS

                                                                         Annex C

                                   SCHEDULE A

            COMMITMENTS, COMPANY PURCHASE LIMITS, PAYMENT ADDRESSES;
                RELATED FINANCIAL INSTITUTIONS AND MANAGING AGENT

           COMMITMENTS AND PAYMENT ADDRESSES OF FINANCIAL INSTITUTIONS

   Financial Institution         Commitment                         Payment Address
   ---------------------         ----------                         ---------------
Bank One, NA                     $255,000,000               Bank One, NA (Main Office Chicago)
(Main Office Chicago),                                      Asset Backed Finance
with respect to Preferred                                   Mail Code IL1-0594
Receivables Funding                                         131 South Dearborn, 7th Floor
Corporation                                                 Chicago, Illinois  60603
                                                            Attn: Transaction Management
                                                            Fax:  (312) 732-4487

Bank One, NA                     $255,000,000               Bank One, NA (Main Office Chicago)
(Main Office Chicago),                                      Asset Backed Finance
with respect to Falcon Asset                                Mail Code IL1-0594
Securitization Corporation                                  131 South Dearborn, 7th Floor
                                                            Chicago, Illinois  60603
                                                            Attn: Transaction Management
                                                            Fax:  (312) 732-4487

The Bank of Nova Scotia          $306,000,000               The Bank of Nova Scotia
                                                            One Liberty Plaza, 24th Floor
                                                            New York, NY  10006
                                                            Attn:  Asset-Backed Finance Ad
                                                            ministration, Vilma Pindling
                                                            Phone:  (212) 225-5410
                                                            Fax:  (212) 225-6465

                                                              AMENDMENT NO. 3 TO
                                                  RECEIVABLES PURCHASE AGREEMENT
                                                  AND CONFIRMATIONS OF TRANSFERS

                 CONDUIT PURCHASE LIMITS, PAYMENT ADDRESSES AND
                   RELATED FINANCIAL INSTITUTIONS OF CONDUITS

                       Conduit Purchase                                               Related Financial
    Conduit                 Limit                     Payment Address                  Institutions(s)
    -------                 -----                     ---------------                  ---------------
Preferred                $250,000,000           c/o Bank One, NA (Main Office            Bank One, NA
Receivables                                     Chicago), as Agent                       (Main Office
Funding                                         Asset Backed Finance                     Chicago)
Corporation                                     Mail Code IL1-0079
                                                131 South Dearborn, 7th Floor
                                                Chicago, Illinois 60603
                                                Attn: Prefco Funding Manager
                                                Fax:  (312) 732-1844

Falcon Asset             $250,000,000           c/o Bank One, NA (Main Office            Bank One, NA
Securitization                                  Chicago), as Agent                       (Main Office
Corporation                                     Asset Backed Finance                     Chicago)
                                                Mail Code IL1-0079
                                                131 South Dearborn, 7th Floor
                                                Chicago, Illinois 60603
                                                Attn: Falcon Funding Manager
                                                Fax:  (312) 732-1844

Liberty Street           $300,000,000           c/o The Bank of Nova Scotia              The Bank of
Funding Corp.                                   One Liberty Plaza, 24th Floor            Nova Scotia
                                                New York, NY  10006
                                                Attn:  Asset-Backed Finance
                                                Administration, Vilma Pindling
                                                Phone:  (212) 225-5410
                                                Fax:  (212) 225-6465

                                                              AMENDMENT NO. 3 TO
                                                  RECEIVABLES PURCHASE AGREEMENT
                                                  AND CONFIRMATIONS OF TRANSFERS

                                 MANAGING AGENTS

                    Purchasers                                           Managing Agent
                    ----------                                           --------------
Preferred Receivables Funding Corporation, as                        None
Conduit
Bank One, NA (Main Office Chicago), as Financial
Institution

Falcon Asset Securitization Corporation, as Conduit                  None
Bank One, NA (Main Office Chicago), as Financial
Institution

Liberty Street Funding Corp., as Conduit                             The Bank of Nova Scotia
The Bank of Nova Scotia, as Financial Institution

                                PURCHASER GROUPS

               Falcon Asset Securitization Corporation, as
               Conduit
               Bank One, NA (Main Office Chicago), as
               Financial Institution and as Agent

               Preferred Receivables Funding Corporation, as Conduit
               Bank One, NA (Main Office Chicago), as
               Financial Institution and as Agent

               Liberty Street Funding Corp., as Conduit
               The Bank of Nova Scotia, as Financial
               Institution and as Managing Agent